UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2006

FRISCH’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

OHIO	001-07323	31-0523213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 GILBERT AVENUE, CINCINNATI, OHIO	45206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 513-961-2660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Compensatory Arrangements

On March 17, 2006, the Change of Control Agreement between the Company and Craig F. Maier, President and Chief Executive Officer, was amended to comply with the American Jobs Creation Act. A copy of the First Amendment to Change of Control Agreement is attached hereto as exhibit 99.1. The original agreement from 1989 is attached hereto as exhibit 99.2

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

99.1	First Amendment to Change of Control Agreement between Frisch’s Restaurants, Inc. and Craig F. Maier.

99.2	Original agreement between Frisch’s Restaurants, Inc. and Craig F. Maier dated November 21, 1989.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRISCH’S RESTAURANTS, INC.
(registrant)

DATE	March 21, 2006

		BY	/s/ Donald H. Walker
Donald H. Walker
Vice President - Finance and
Principal Financial Officer